Exhibit 32.01


                    Certification by the Chief Executive Officer
              of Loews Corporation pursuant to 18 U.S.C. Section 1350
                         (as adopted by Section 906 of the
                            Sarbanes-Oxley Act of 2002)


Pursuant to 18 U.S.C. Section 1350, the undersigned chief executive officer of Loews Corporation (the "Company") hereby certifies, to such officer's knowledge, that the Company's annual report on Form 10-K/A (Amendment No. 1) for the year ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  March 4, 2004                              By  /s/ James S. Tisch
                                                       -----------------------
                                                       JAMES S. TISCH
                                                       Chief Executive Officer